                       SECURITIES AND EXCHANGE COMMISSION

                                WASHINGTON, D.C.

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                   May 1, 2007
                                   -----------
                Date of Report (date of earliest event reported)


                                 BIOMERICA, INC.
                                 ---------------
             (Exact Name of Registrant as Specified in its Charter)

          Delaware                   0-8765                   95-2645573
          --------                   ------                   ----------
       (State or Other            (Commission                (IRS Employer
       Jurisdiction of            File Number)            Identification Number)
       Incorporation)


                              1533 Monrovia Avenue
                         Newport Beach, California 92663
                         -------------------------------
                     (Address of Principal Executive Offices
                               Including Zip Code)


                                  949-645-2111
                                  ------------
                         (Registrant's Telephone Number,
                              Including Area Code)

                                 ______________
                    (Former Name or Former Address if Changed
                               Since Last Report)

                                Page 1 of 2 pages

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Item 5.02  Election of Directors.

         The Board of Directors of Biomerica, Inc. voted to elect Jane F. Emerson, M.D., Ph.D. to serve on the board of directors of the Company effective May 1, 2007. Dr. Emerson is a Clinical Professor and serves as the Chief of Clinical Pathology and Vice Chair of the Department of Pathology and Laboratory Medicine at the University of California, Irvine.








                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  May 1, 2007                                    Biomerica, Inc.

                                                       By: /s/ Zackary S. Irani
                                                           --------------------
                                                       Zackary S. Irani
                                                       Chief Executive Officer